UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346

                     Oppenheimer Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                               (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


            Registrant's telephone number, including area code: (303) 768-3200
                                                                --------------

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2002 - October 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. Strong stock selection--especially in the consumer-discretionary, financials, and health care sectors--helped generate favorable performance during the period. For the 12 months that ended October 31, 2003, the Fund had a total return of 25.18% (Class A shares at net asset value). By comparison, the Standard & Poor's 500 Index, returned 20.79% during the same time frame.
   Our management strategy remained consistent throughout the reporting period, as it does in all types of market conditions. While the stocks we select for the Fund may well be influenced by what is happening in the economy and stock market, we believe we serve our shareholders best by evaluating stocks in a variety of sectors and choosing those that we believe offer the best value within each category. In other words, we primarily look to evaluate energy stocks against other energy stocks, technology stocks against other technology stocks, and so on.
   Recent investments in stock of companies that provide satellite television services is one example of how we applied this strategy during the period. As we assessed value opportunities in the consumer-discretionary sector, and specifically the media industry, we became convinced that companies that provide satellite television services would continue to grow faster than other media companies. We also anticipated an increase in companies that provide satellite services' free cash flow (cash flow after expenses). Finally, we believed that some companies that provide satellite television services' stocks offered compelling value compared to other consumer-discretionary stocks.
   Based on this analysis, we bought shares of companies that provide satellite television services such as EchoStar Communication Corp. and General Motors Corp.--Class H Stock (also called Hughes Electronics which owns DirecTV). This decision proved to be a successful one for the Fund. Both stocks performed very well during the past year and contributed to the portfolio's strong performance. As the period went on, however, we reduced our weighting in both names because we believed their rising prices left them less-attractively valued.
   Another strong consumer-discretionary performer for the Fund was OfficeMax, Inc. one of the nation's leading office-supply retailers. A takeover bid from Boise Cascade boosted OfficeMax's stock price. In the financial sector, the Fund benefited from owning Chubb Corp., a large property- and casualty-insurance holding company. Chubb saw its profit margins improve during the period, thanks to a more favorable pricing environment for insurance companies and the firm's ability to keep expenses under control. Finally, in the health care sector, health benefits provider Aetna, Inc. added to performance. We invested in Aetna because we anticipated that increased profitability would


6 | OPPENHEIMER VALUE FUND
lead to an improvement in the company's medical-loss ratio (the amount spent on medical care compared to administrative costs). That anticipation was met during the period, and Aetna's earnings and stock price rose accordingly.
   Not all of the Fund's holdings performed as well as we hoped. In the industrials sector, for example, we were disappointed by some of our defense industry investments, including contractors Lockheed Martin and Raytheon Co. We had over weighted this area because we were expecting increased revenues stemming from strong demand for defense technology. Unfortunately, these stocks were hurt after short-term investors abandoned them following the end of the Iraq war. A dramatic increase in the budget deficit also was a concern for investors. While we eliminated our position in Lockheed Martin, we remained invested in Raytheon for two reasons. First, we believe that the company's free cash flow will improve. Second, we noted that Raytheon should benefit from increasing demand for international missile defense products.
   Also detracting from Fund performance were telecommunications-services stocks. Long-distance provider AT&T Corp., for example, a company we owned at various times throughout the period, was one notable laggard. The company's stock fell sharply on earnings weakness early in 2003, leading us to sell our position. We later bought it back once it appeared that the company's situation had stabilized. Overall, AT&T had a negative impact on the Fund during the reporting period.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2003. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C shares and Class N, and reinvestments of all dividends and capital gains distributions. There is no sales charge applicable for Class Y shares.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                     Oppenheimer Value Fund (Class A)      S&P 500 Index
12/31/1993           $9,425                                $10,000
03/31/1994            9,207                                  9,621
06/30/1994            9,027                                  9,662
09/30/1994            9,488                                 10,133
12/31/1994            9,363                                 10,131
03/31/1995           10,188                                 11,117
06/30/1995           11,052                                 12,176
09/30/1995           11,991                                 13,143
12/31/1995           12,772                                 13,934
03/31/1996           13,380                                 14,682
06/30/1996           13,548                                 15,340
09/30/1996           13,925                                 15,814
10/31/1996 1         14,229                                 16,250
01/31/1997           15,742                                 18,201
04/30/1997           15,750                                 18,641
07/31/1997           18,585                                 22,303
10/31/1997           18,156                                 21,466
01/31/1998           18,419                                 23,097
04/30/1998           20,748                                 26,295
07/31/1998           19,478                                 26,609
10/31/1998           18,564                                 26,191
01/31/1999           20,635                                 30,606
04/30/1999           20,802                                 32,035
07/31/1999           20,449                                 31,985
10/31/1999           19,232                                 32,913
01/31/2000           18,094                                 33,771
04/30/2000           19,477                                 35,278
07/31/2000           19,049                                 34,852
10/31/2000           18,731                                 34,913
01/31/2001           20,357                                 33,467
04/30/2001           19,935                                 30,704
07/31/2001           20,191                                 29,861
10/31/2001           17,682                                 26,224
01/31/2002           19,395                                 28,067
04/30/2002           19,417                                 26,830
07/31/2002           16,373                                 22,809
10/31/2002           16,418                                 22,265
01/31/2003           16,777                                 21,610
04/30/2003           17,300                                 23,260
07/31/2003           19,349                                 25,235
10/31/2003           20,551                                 26,893

Average Annual Total Returns of Class A Shares of the Fund at 10/31/03 2
1-Year 17.98%   5-Year 0.85%   10-Year 7.50%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                      Oppenheimer Value Fund (Class B)     S&P 500 Index
10/02/1995            $10,000                              $10,000
12/31/1995             10,804                               10,602
03/31/1996             11,294                               11,170
06/30/1996             11,399                               11,671
09/30/1996             11,683                               12,032
10/31/1996  1          11,930                               12,364
01/31/1997             13,169                               13,848
04/30/1997             13,143                               14,183
07/31/1997             15,487                               16,969
10/31/1997             15,105                               16,332
01/31/1998             15,287                               17,573
04/30/1998             17,188                               20,007
07/31/1998             16,114                               20,245
10/31/1998             15,327                               19,928
01/31/1999             17,002                               23,286
04/30/1999             17,109                               24,374
07/31/1999             16,780                               24,335
10/31/1999             15,754                               25,041
01/31/2000             14,798                               25,694
04/30/2000             15,901                               26,841
07/31/2000             15,515                               26,517
10/31/2000             15,237                               26,563
01/31/2001             16,526                               25,463
04/30/2001             16,158                               23,360
07/31/2001             16,328                               22,719
10/31/2001             14,280                               19,952
01/31/2002             15,663                               21,354
04/30/2002             15,680                               20,413
07/31/2002             13,223                               17,354
10/31/2002             13,258                               16,940
01/31/2003             13,549                               16,442
04/30/2003             13,971                               17,697
07/31/2003             15,625                               19,200
10/31/2003             16,596                               20,461


Average Annual Total Returns of Class B Shares of the Fund at 10/31/03 2
1-Year 19.18%   5-Year 0.94%   Since Inception 6.47%




1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 11 for further details.


8 | OPPENHEIMER VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                      Oppenheimer Value Fund (Class C)       S&P 500 Index
05/01/1996            $10,000                                $10,000
06/30/1996             10,061                                 10,297
09/30/1996             10,314                                 10,615
10/31/1996 1           10,535                                 10,908
01/31/1997             11,629                                 12,217
04/30/1997             11,606                                 12,512
07/31/1997             13,676                                 14,971
10/31/1997             13,341                                 14,409
01/31/1998             13,508                                 15,503
04/30/1998             15,186                                 17,650
07/31/1998             14,233                                 17,861
10/31/1998             13,537                                 17,581
01/31/1999             15,012                                 20,544
04/30/1999             15,115                                 21,503
07/31/1999             14,821                                 21,469
10/31/1999             13,918                                 22,092
01/31/2000             13,070                                 22,668
04/30/2000             14,049                                 23,679
07/31/2000             13,712                                 23,394
10/31/2000             13,463                                 23,435
01/31/2001             14,600                                 22,464
04/30/2001             14,270                                 20,609
07/31/2001             14,423                                 20,043
10/31/2001             12,065                                 17,602
01/31/2002             13,804                                 18,839
04/30/2002             13,795                                 18,009
07/31/2002             11,607                                 15,310
10/31/2002             11,616                                 14,945
01/31/2003             11,841                                 14,505
04/30/2003             12,195                                 15,613
07/31/2003             13,602                                 16,939
10/31/2003             14,423                                 18,051

Average Annual Total Returns of Class C Shares of the Fund at 10/31/03 2 1-Year 23.17% 5-Year 1.28% Since Inception 5.00%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

                      Oppenheimer Value Fund (Class N)       S&P 500 Index
03/01/2001            $10,000                                $10,000
04/30/2001              9,928                                 10,094
07/31/2001             10,050                                  9,817
10/31/2001              8,794                                  8,621
01/31/2002              9,635                                  9,227
04/30/2002              9,640                                  8,821
07/31/2002              8,126                                  7,499
10/31/2002              8,143                                  7,320
01/31/2003              8,307                                  7,104
04/30/2003              8,563                                  7,647
07/31/2003              9,564                                  8,296
10/31/2003             10,154                                  8,841

Average Annual Total Returns of Class N Shares of the Fund at 10/31/03 2
1-Year 23.70%   Since Inception 0.57%


The performance information for the S&P 500 Index in the graphs begins on 12/31/93 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for
Class N and 12/31/96 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                Oppenheimer Value Fund (Class Y)         S&P 500 Index
12/16/1996      $10,000                                  $10,000
01/31/1997       10,699                                   10,624
04/30/1997       10,693                                   10,881
07/31/1997       12,637                                   13,019
10/31/1997       12,362                                   12,531
01/31/1998       12,552                                   13,482
04/30/1998       14,145                                   15,349
07/31/1998       13,292                                   15,532
10/31/1998       12,687                                   15,289
01/31/1999       14,111                                   17,866
04/30/1999       14,238                                   18,700
07/31/1999       13,984                                   18,670
10/31/1999       13,170                                   19,212
01/31/2000       12,392                                   19,713
04/30/2000       13,355                                   20,593
07/31/2000       13,062                                   20,344
10/31/2000       12,851                                   20,380
01/31/2001       13,980                                   19,536
04/30/2001       13,709                                   17,923
07/31/2001       13,905                                   17,431
10/31/2001       12,196                                   15,308
01/31/2002       13,387                                   16,383
04/30/2002       13,409                                   15,661
07/31/2002       11,321                                   13,314
10/31/2002       11,321                                   12,997
01/31/2003       11,557                                   12,614
04/30/2003       11,981                                   13,578
07/31/2003       13,391                                   14,730
10/31/2003       14,240                                   15,698

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/03 2 1-Year 25.78% 5-Year 2.34% Since Inception 5.28%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 12/31/93 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for
Class N and 12/31/96 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


10 | OPPENHEIMER VALUE FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


11 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2003
--------------------------------------------------------------------------------

                                         Market Value
                             Shares        See Note 1
-----------------------------------------------------
Common Stocks--95.3%
-----------------------------------------------------
Consumer Discretionary--10.2%
-----------------------------------------------------
Hotels, Restaurants & Leisure--2.1%
McDonald's Corp.            265,800      $  6,647,658
-----------------------------------------------------
Media--7.1%
EchoStar
Communications
Corp., Cl. A 1              100,200         3,839,664
-----------------------------------------------------
Liberty Media
Corp., Cl. A 1            1,691,600        17,068,244
-----------------------------------------------------
UGC Europe, Inc. 1            6,500           435,500
-----------------------------------------------------
UnitedGlobalCom,
Inc., Cl. A 1               205,300         1,453,524
                                         ------------
                                           22,796,932

-----------------------------------------------------
Textiles, Apparel & Luxury Goods--1.0%
Nike, Inc., Cl. B            47,800         3,054,420
-----------------------------------------------------
Consumer Staples--8.0%
-----------------------------------------------------
Beverages--1.1%
Constellation Brands,
Inc., Cl. A 1               115,900         3,635,783
-----------------------------------------------------
Food & Staples Retailing--3.1%
Costco Wholesale
Corp. 1                     276,600         9,783,342
-----------------------------------------------------
Tobacco--3.8%
Altria Group, Inc.          257,400        11,969,100
-----------------------------------------------------
Energy--6.6%
-----------------------------------------------------
Energy Equipment & Services--1.3%
Halliburton Co.             142,500         3,402,900
-----------------------------------------------------
Talisman Energy, Inc.        15,400           751,520
                                         ------------
                                            4,154,420

-----------------------------------------------------
Oil & Gas--5.3%
BP plc, ADR                 382,900        16,227,302
-----------------------------------------------------
Pioneer Natural
Resources Co. 1              30,500           806,725
                                         ------------
                                           17,034,027

-----------------------------------------------------
Financials--28.6%
-----------------------------------------------------
Capital Markets--2.1%
Bank of New York
Co., Inc. (The)             220,200         6,868,038
-----------------------------------------------------
Commercial Banks--6.7%
SunTrust Banks, Inc.        149,400        10,020,258
-----------------------------------------------------
Wachovia Corp.              139,500         6,398,865
-----------------------------------------------------
Wells Fargo & Co.            85,600         4,820,992
                                         ------------
                                           21,240,115

                                         Market Value
                             Shares        See Note 1
-----------------------------------------------------
Diversified Financial Services--9.1%

Citigroup, Inc.             219,666      $ 10,412,168
-----------------------------------------------------
Franklin Resources,
Inc.                         99,600         4,723,032
-----------------------------------------------------
Merrill Lynch
& Co., Inc.                  61,500         3,640,800
-----------------------------------------------------
Morgan Stanley              185,900        10,200,333
                                         ------------
                                           28,976,333

-----------------------------------------------------
Insurance--10.7%
American
International
Group, Inc.                  47,300         2,877,259
-----------------------------------------------------
Chubb Corp.                 158,800        10,609,428
-----------------------------------------------------
Platinum
Underwriters
Holdings Ltd.               201,700         5,796,858
-----------------------------------------------------
Prudential
Financial, Inc.             260,200        10,054,128
-----------------------------------------------------
Travelers Property
Casualty Corp., Cl. B       194,120         3,177,744
-----------------------------------------------------
XL Capital Ltd., Cl. A       22,200         1,542,900
                                         ------------
                                           34,058,317

-----------------------------------------------------
Health Care--4.2%
-----------------------------------------------------
Health Care Providers & Services--2.7%
Aetna, Inc.                 128,100         7,354,221
-----------------------------------------------------
Service Corp.
International 1             259,000         1,256,150
                                         ------------
                                            8,610,371

-----------------------------------------------------
Pharmaceuticals--1.5%
Schering-Plough
Corp.                       308,400         4,709,268
-----------------------------------------------------
Industrials--15.8%
-----------------------------------------------------
Aerospace & Defense--6.6%
Boeing Co.                  156,100         6,008,289
-----------------------------------------------------
Raytheon Co.                565,900        14,985,032
                                         ------------
                                           20,993,321

-----------------------------------------------------
Commercial Services & Supplies--6.3%
Cendant Corp. 1             833,600        17,030,448
-----------------------------------------------------
ChoicePoint, Inc. 1          89,700         3,143,088
                                         ------------
                                           20,173,536




12 | OPPENHEIMER VALUE FUND

                                         Market Value
                             Shares        See Note 1
-----------------------------------------------------
Industrial Conglomerates--2.0%
Tyco International
Ltd.                        306,700      $  6,403,896
-----------------------------------------------------
Road & Rail--0.9%
CNF Transportation,
Inc.                         83,800         2,934,676
-----------------------------------------------------
Information Technology--7.9%
-----------------------------------------------------
Communications Equipment--1.8%
QUALCOMM, Inc.              121,200         5,757,000
-----------------------------------------------------
Computers & Peripherals--3.1%
Hewlett-Packard Co.         446,500         9,961,415
-----------------------------------------------------
Electronic Equipment & Instruments--2.5%
Flextronics
International Ltd. 1        332,000         4,648,000
-----------------------------------------------------
Thermo Electron
Corp. 1                     145,200         3,191,496
                                         ------------
                                            7,839,496

-----------------------------------------------------
Semiconductors & Semiconductor Equipment--0.4%
National
Semiconductor
Corp. 1                      31,300         1,271,719
-----------------------------------------------------
Software--0.1%
Novell, Inc. 1               41,200           241,844
-----------------------------------------------------
Materials--4.5%
-----------------------------------------------------
Chemicals--2.6%
Dow Chemical Co.            219,400         8,269,186
-----------------------------------------------------
Containers & Packaging--0.5%
Smurfit-Stone
Container Corp. 1           104,500         1,619,750
-----------------------------------------------------
Paper & Forest Products--1.4%
Sappi Ltd.,
Sponsored ADR               339,400         4,344,320
-----------------------------------------------------
Telecommunication Services--4.6%
-----------------------------------------------------
Diversified Telecommunication Services--1.2%
IDT Corp., Cl. B 1          208,100         3,978,872
-----------------------------------------------------
Wireless Telecommunication Services--3.4%
AT&T Corp.                  349,100         6,489,769
-----------------------------------------------------
Vodafone Group
plc, Sponsored ADR          198,500         4,198,275
                                         ------------
                                           10,688,044

                                         Market Value
                             Shares        See Note 1
-----------------------------------------------------
Utilities--4.9%
-----------------------------------------------------
Electric Utilities--4.0%
AES Corp. (The) 1           774,100     $   6,773,376
-----------------------------------------------------
Dominion
Resources, Inc.              39,600         2,439,360
-----------------------------------------------------
FirstEnergy Corp.             1,400            48,146
-----------------------------------------------------
PG&E Corp. 1                134,100         3,278,745
                                         ------------
                                           12,539,627

-----------------------------------------------------
Multi-Utilities & Unregulated Power--0.9%
Equitable
Resources, Inc.              72,400         2,982,880
                                         ------------
Total Common Stocks
(Cost $260,056,222)                       303,537,706

                          Principal
                             Amount
-----------------------------------------------------
Joint Repurchase Agreements--4.4%
-----------------------------------------------------
Undivided interest of 42.66% in joint repurchase
agreement (Principal Amount/Market Value
$33,038,000, with a maturity value of $33,040,671)
with Zions Bank/Capital Markets Group, 0.97%,
dated 10/31/03, to be repurchased at $14,096,139
on 11/3/03, collateralized by U.S. Treasury Bonds,
1.625%, 1/31/05, with a value of $33,755,317
(Cost $14,095,000)      $14,095,000        14,095,000
-----------------------------------------------------
Total Investments,
at Value
(Cost $274,151,222)            99.7%      317,632,706

-----------------------------------------------------
Other Assets
Net of Liabilities              0.3           903,640
                            -------------------------
Net Assets                    100.0%     $318,536,346
                            =========================

Footnote to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.


13 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------
Investments, at value (cost $274,151,222)--see
accompanying statement                                                $317,632,706
-----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                         1,793,822
Shares of capital stock sold                                             1,064,657
Interest and dividends                                                     306,152
Other                                                                          703
                                                                      -------------
Total assets                                                           320,798,040

-----------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------
Bank overdraft                                                              64,890
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    1,274,729
Shares of capital stock redeemed                                           619,148
Shareholder reports                                                        106,167
Transfer and shareholder servicing agent fees                               66,791
Distribution and service plan fees                                          64,255
Directors' compensation                                                     45,249
Other                                                                       20,465
                                                                      -------------
Total liabilities                                                        2,261,694

-----------------------------------------------------------------------------------
Net Assets                                                            $318,536,346
                                                                      =============
Composition of Net Assets
-----------------------------------------------------------------------------------
Par value of shares of capital stock                                  $     17,359
-----------------------------------------------------------------------------------
Additional paid-in capital                                             304,416,219
-----------------------------------------------------------------------------------
Undistributed net investment income                                        158,891
-----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (29,537,607)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                              43,481,484
                                                                      -------------
Net Assets                                                            $318,536,346
                                                                      =============


14 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $215,019,467 and 11,645,369 shares of capital stock
outstanding)                                                              $18.46
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $19.59
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,858,038 and 3,348,174 shares of capital stock
outstanding)                                                              $18.18
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,625,172 and 1,819,741 shares of capital stock
outstanding)                                                              $17.93
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,416,940 and 406,315 shares of capital stock
outstanding)                                                              $18.25
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $2,616,729 and 139,262 shares of capital
stock outstanding)                                                        $18.79



See accompanying Notes to Financial Statements.



15 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $54,988)                $ 3,749,849
-----------------------------------------------------------------------------------
Interest                                                                   128,352
                                                                       ------------
Total investment income                                                  3,878,201

-----------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------
Management fees                                                          1,520,857
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    406,162
Class B                                                                    514,387
Class C                                                                    213,131
Class N                                                                     16,290
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    434,581
Class B                                                                    217,294
Class C                                                                     74,299
Class N                                                                     12,685
Class Y                                                                      7,364
-----------------------------------------------------------------------------------
Shareholder reports                                                        163,180
-----------------------------------------------------------------------------------
Accounting service fees                                                     15,000
-----------------------------------------------------------------------------------
Directors' compensation                                                      8,660
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  3,596
-----------------------------------------------------------------------------------
Other                                                                       32,277
                                                                       ------------
Total expenses                                                           3,639,763
Less reduction to custodian expenses                                          (467)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Class A                                               (4,989)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Class B                                              (46,887)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Class C                                               (1,469)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Class N                                               (1,834)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Class Y                                               (6,000)
                                                                       ------------
Net expenses                                                             3,578,117

-----------------------------------------------------------------------------------
Net Investment Income                                                      300,084

-----------------------------------------------------------------------------------
Realized and Unrealized Gain
-----------------------------------------------------------------------------------
Net realized gain on investments (including premiums
on options exercised)                                                   15,182,559
-----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    39,305,650

-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   $54,788,293
                                                                       ============




See accompanying Notes to Financial Statements.


16 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended October 31,                                         2003           2002
-----------------------------------------------------------------------------------
Operations
-----------------------------------------------------------------------------------
Net investment income                                   $    300,084  $    361,047
-----------------------------------------------------------------------------------
Net realized gain (loss)                                  15,182,559   (27,141,607)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation                     39,305,650    10,745,185
                                                        ---------------------------
Net increase (decrease) in net assets
resulting from operations                                 54,788,293   (16,035,375)

-----------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                     (328,372)     (135,466)
Class B                                                           --            --
Class C                                                           --            --
Class N                                                       (4,026)          (43)
Class Y                                                       (1,634)       (3,575)

-----------------------------------------------------------------------------------
Capital Stock Transactions
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                   35,867,196   (14,210,177)
Class B                                                    2,513,021    (6,150,602)
Class C                                                   14,468,487     4,299,663
Class N                                                    5,433,039     1,286,579
Class Y                                                    1,172,727       563,632

-----------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------
Total increase (decrease)                                113,908,731   (30,385,364)
-----------------------------------------------------------------------------------
Beginning of period                                      204,627,615   235,012,979
                                                        ---------------------------
End of period [including undistributed net investment
income of $158,891 and $177,268, respectively]          $318,536,346  $204,627,615
                                                        ===========================



See accompanying Notes to Financial Statements.


17 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Class A      Year Ended October 31,            2003           2002           2001         2000         1999
--------------------------------------------------------------------------------------------------------------
Per Share Operating Data
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $14.78         $15.93         $17.06       $20.69       $20.91
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .04            .07            .03          .16          .17
Net realized and unrealized gain (loss)        3.67          (1.21)          (.98)        (.65)         .64
                                             -----------------------------------------------------------------
Total from investment operations               3.71          (1.14)          (.95)        (.49)         .81
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.03)          (.01)          (.18)        (.16)        (.17)
Distributions from net realized gain             --             --             --        (2.98)        (.86)
                                             ------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.03)          (.01)          (.18)       (3.14)       (1.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $18.46         $14.78         $15.93       $17.06       $20.69
                                             =================================================================

--------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            25.18%         (7.15)%        (5.60)%      (2.60)%       3.60%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $215,019       $141,563       $166,285     $181,566     $392,483
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $166,143       $166,319       $181,631     $234,840     $448,884
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          0.37%          0.38%          0.19%        0.66%        0.68%
Total expenses                                 1.22% 3,4      1.22% 3,4      1.26% 4      1.17% 4      1.02% 4
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         117%           150%           336%          86%         135%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Voluntary waiver of transfer agent fees less than 0.01%.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER VALUE FUND

Class B      Year Ended October 31,             2003       2002         2001       2000        1999
------------------------------------------------------------------------------------------------------
Per Share Operating Data
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $14.64     $15.89       $16.99     $20.58      $20.83
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                             (.06)      (.10)        (.11)      (.05)       (.03)
Net realized and unrealized gain (loss)         3.60      (1.15)        (.97)      (.56)        .66
                                              --------------------------------------------------------
Total from investment operations                3.54      (1.25)       (1.08)      (.61)        .63
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              --         --         (.02)        --        (.02)
Distributions from net realized gain              --         --           --      (2.98)       (.86)
                                              --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   --         --         (.02)     (2.98)       (.88)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                $18.18     $14.64       $15.89     $16.99      $20.58
                                              ========================================================

------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            24.18%     (7.87)%       (6.34)%    (3.28)%      2.79%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $60,858    $47,323      $57,584    $64,287    $102,736
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $51,476    $56,200      $65,115    $79,239    $123,616
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                            (0.44)%    (0.40)%      (0.57)%    (0.14)%     (0.08)%
Total expenses                                  2.14%      2.01%        2.01%      1.93%       1.77%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses      2.05%       N/A 3,4      N/A 4      N/A 4        N/A 4
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          117%       150%         336%        86%        135%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Voluntary waiver of transfer agent fees less than 0.01%.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER VALUE FUND

FINANCIAL highlights  Continued
--------------------------------------------------------------------------------

Class C      Year Ended October 31,             2003          2002          2001        2000        1999
----------------------------------------------------------------------------------------------------------
Per Share Operating Data
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $14.44        $15.67        $16.77      $20.35      $20.60
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .03          (.01)         (.08)       (.04)       (.02)
Net realized and unrealized gain (loss)         3.46         (1.22)         (.99)       (.56)        .65
                                              ------------------------------------------------------------
Total from investment operations                3.49         (1.23)        (1.07)       (.60)        .63
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              --            --          (.03)         --        (.02)
Distributions from net realized gain              --            --            --       (2.98)      (.86)
                                              ------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   --            --          (.03)      (2.98)       (.88)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $17.93        $14.44        $15.67      $16.77      $20.35
                                              ============================================================

----------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1             24.17%        (7.85)%       (6.38)%     (3.27)%      2.82%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $32,625       $13,466       $10,494     $ 9,849     $14,582
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $21,366       $12,977       $11,088     $11,975     $17,746
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                            (0.49)%       (0.41)%       (0.56)%     (0.14)%     (0.07)%
Total expenses                                  2.07% 3,4     2.00% 3,4     2.01% 4     1.93% 4     1.77% 4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          117%          150%          336%         86%        135%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Voluntary waiver of transfer agent fees less than 0.01%.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER VALUE FUND

Class N      Year Ended October 31,                         2003      2002        2001 1
----------------------------------------------------------------------------------------
Per Share Operating Data
----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $14.68    $15.90      $18.08
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .03       .05        (.02)
Net realized and unrealized gain (loss)                     3.59     (1.22)      (2.16)
                                                          ------------------------------
Total from investment operations                            3.62     (1.17)      (2.18)
----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.05)     (.05)         --
Distributions from net realized gain                          --        --          --
                                                          ------------------------------
Total dividends and/or distributions to shareholders        (.05)     (.05)         --
----------------------------------------------------------------------------------------
Net asset value, end of period                            $18.25    $14.68      $15.90
                                                          ==============================

----------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         24.70%    (7.41)%    (12.06)%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $7,417    $1,201         $12
----------------------------------------------------------------------------------------
Average net assets (in thousands)                         $3,275    $  508         $ 5
----------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               (0.03)%    0.00%      (0.45)%
Total expenses                                              1.61%     1.49%       1.61%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses                  1.55%      N/A 4,5     N/A 5
----------------------------------------------------------------------------------------
Portfolio turnover rate                                      117%      150%        336%


1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Voluntary waiver of transfer agent fees less than 0.01%.
5. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

Class Y     Year Ended October 31,              2003       2002       2001        2000        1999
----------------------------------------------------------------------------------------------------
Per Share Operating Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $14.96     $16.20     $17.07      $20.72      $20.97
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                   (1.82) 1     .06  1     .10  1      .17  1      .22
Net realized and unrealized gain (loss)         5.71  1   (1.21) 1    (.97) 1     (.63) 1      .64
                                              ------------------------------------------------------
Total from investment operations                3.85      (1.15)      (.87)       (.46)        .86
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income            (.02)      (.09)        --        (.21)       (.25)
Distributions from net realized gain              --         --         --       (2.98)       (.86)
                                              ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.02)      (.09)        --       (3.19)      (1.11)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                $18.79     $14.96     $16.20      $17.07      $20.72
                                              ======================================================

----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             25.78%     (7.18) %   (5.10) %   (2.42)%      3.81%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $2,617     $1,074       $638     $     1     $76,571
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $1,558       $955       $155     $48,714     $95,765
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                           0.76%      0.33%      0.62%       1.06%       0.90%
Total expenses                                  1.19%      3.77%      1.20%       0.97%       0.76%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses      0.80%     1.23%       0.83%        N/A 4       N/A 4
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                          117%       150%       336%         86%        135%



1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price- earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


23 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  Net Unrealized
                                                                    Appreciation
         Undistributed   Undistributed       Accumulated        Based on Cost of
         Net Investment      Long-Term              Loss  Securities for Federal
         Income                   Gain  Carryforward 1,2     Income Tax Purposes
         -----------------------------------------------------------------------
         $203,330                  $--       $27,993,109             $41,936,987

1. As of October 31, 2003, the Fund had $27,993,109 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009       $   825,069
                              2010        27,168,040
                                         -----------
                              Total      $27,993,109
                                         ===========

2. During the fiscal year October 31, 2003, the Fund utilized $13,852,965 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year October 31, 2002, the Fund did not utilize any capital loss carryforwards.


24 | OPPENHEIMER VALUE FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 To                                                    Net
                 Ordinary                 To    Tax Return      Investment
                 Income         Capital Loss    of Capital            Loss
                 ---------------------------------------------------------
                 $15,571             $52,353           $--             $--

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows:


                                           Year Ended        Year Ended
                                     October 31, 2003  October 31, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income             $334,032          $139,084

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                 Federal tax cost of securities and
                 other investments             $  275,695,719
                                               ===============
                 Gross unrealized appreciation $   47,454,612
                 Gross unrealized depreciation     (5,517,625)
                                               ---------------
                 Net unrealized appreciation   $   41,936,987
                                               ===============

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2003, the Fund's projected benefit obligations were increased by $416 and payments of $2,575 were made to retired directors, resulting in an accumulated liability of $44,440 as of October 31, 2003.
   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

25 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Fund has authorized 600 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                          Year Ended October 31, 2003   Year Ended October 31, 2002
                                Shares         Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Sold                         4,264,565   $ 70,376,827      1,908,060   $ 31,560,410
Dividends and/or
distributions reinvested        20,386        312,728          7,395        129,115
Acquisition--Note 6            248,058      4,532,025             --             --
Redeemed                    (2,463,894)   (39,354,384)    (2,777,138)   (45,899,702)
                            --------------------------------------------------------
Net increase (decrease)      2,069,115   $ 35,867,196       (861,683)  $(14,210,177)
                            ========================================================

------------------------------------------------------------------------------------
Class B
Sold                         1,231,988   $ 19,785,723        849,996   $ 13,980,805
Dividends and/or
distributions reinvested            --             --             --             --
Acquisition--Note 6            113,904      2,051,415             --             --
Redeemed                    (1,230,153)   (19,324,117)    (1,241,241)   (20,131,407)
                            --------------------------------------------------------
Net increase (decrease)        115,739   $  2,513,021       (391,245)  $ (6,150,602)
                            ========================================================


26 | OPPENHEIMER VALUE FUND

                         Year Ended October 31, 2003   Year Ended October 31, 2002
                                Shares         Amount         Shares        Amount
----------------------------------------------------------------------------------
Class C
Sold                         1,864,248   $ 28,908,203        508,463   $ 8,150,546
Dividends and/or
distributions reinvested            --             --             --            --
Acquisition--Note 6            101,608      1,804,555             --            --
Redeemed                    (1,078,588)   (16,244,271)      (245,484)   (3,850,883)
                            ------------------------------------------------------
Net increase                   887,268   $ 14,468,487        262,979   $ 4,299,663
                            ======================================================

----------------------------------------------------------------------------------
Class N
Sold                           348,563   $  5,697,204         91,314   $ 1,447,129
Dividends and/or
distributions reinvested           264          4,022              2            40
Acquisition--Note 6             31,233        564,383             --            --
Redeemed                       (55,602)      (832,570)       (10,222)     (160,590)
                            ------------------------------------------------------
Net increase                   324,458   $  5,433,039         81,094   $ 1,286,579
                            ======================================================

----------------------------------------------------------------------------------
Class Y
Sold                            65,067   $  1,092,179         46,172   $   771,487
Dividends and/or
distributions reinvested           105          1,632            201         3,570
Acquisition--Note 6             33,446        621,753             --            --
Redeemed                       (31,137)      (542,837)       (13,958)     (211,425)
                            ------------------------------------------------------
Net increase                    67,481   $  1,172,727         32,415   $   563,632
                            ======================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were $330,040,078 and $271,438,045, respectively.


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $688,082 to OFS for services to the Fund.


27 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                      Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                      Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
                  Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                     on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
Year Ended               Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
----------------------------------------------------------------------------------------------------------
October 31, 2003       $495,758       $205,051        $27,569       $337,069       $109,612        $62,804

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A        Class B        Class C        Class N
                         Contingent     Contingent     Contingent     Contingent
                           Deferred       Deferred       Deferred       Deferred
                      Sales Charges  Sales Charges  Sales Charges  Sales Charges
                        Retained by    Retained by    Retained by    Retained by
 Year Ended             Distributor    Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 October 31, 2003            $2,547       $161,071         $3,155         $8,724


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $406,162, all of which were paid by the Distributor to recipients, which included $2,998 retained by the Distributor and $107,878 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.


28 | OPPENHEIMER VALUE FUND

Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate  Uncompensated
                                                   Uncompensated  Expenses as %
                  Total Expenses  Amount Retained       Expenses  of Net Assets
                      Under Plan  by Distributor      Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan            $514,387        $332,306      $2,202,172           3.62%
Class C Plan             213,131          74,906         538,559           1.65
Class N Plan              16,290          11,044          61,816           0.83


--------------------------------------------------------------------------------
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended October 31, 2003 was as follows:

                                        Call Options
                            -------------------------
                             Number of     Amount of
                             Contracts      Premiums
-----------------------------------------------------
Options outstanding as of
October 31, 2002                    14      $    742
Options written                  1,511        72,602
Options exercised               (1,525)      (73,344)
                               ----------------------
Options outstanding as of
October 31, 2003                    --      $     --
                               ======================


29 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Acquisition of Oppenheimer Trinity Value Fund
On September 18, 2003, the Fund acquired all of the net assets of Oppenheimer Trinity Value Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Value Fund shareholders on September 12, 2003. The Fund issued (at an exchange ratio of 0.462030 for Class A, 0.454702 for Class B,
0.467218 for Class C, 0.462387 for Class N and 0.458575 for Class Y of the Fund to one share of Oppenheimer Value Fund 248,058; 113,904; 101,608; 31,233 and 33,446 shares of capital stock for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $4,532,025, $2,051,415, $1,804,555, $564,383 and
$621,753 in exchange for the net assets, resulting in combined Class A net assets of $199,379,468, Class B net assets of $59,597,524, Class C net assets of $31,165,757, Class N net assets of $6,114,820 and Class Y net assets of $2,499,533 on September 18, 2003. The net assets acquired included net unrealized appreciation of $721,866 and an unused capital loss carryforward of $2,018,832, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
7. Borrowing and Lending Arrangements
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
   The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.


30 | OPPENHEIMER VALUE FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Board of Directors and Shareholders of
Oppenheimer Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities including the statement of investments of Oppenheimer Value Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
November 21, 2003


31 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.0340, $0.0465 and $0.0224 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 6, 2002, all of which was designated as ordinary income for federal income tax purposes.
   Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividendincome as stipulated by recent tax legislation. $3,054,725 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



Portfolio Proxy Voting
Policies and Procedures  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.







32 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with         Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age        by Director; Number of Portfolios in Fund Complex Currently Overseen by Director


INDEPENDENT                         The address of each Director in the chart below is 6803 S. Tucson Way,
DIRECTORS                           Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal. Mr. Motley was elected as
                                    Director to the Board I funds effective October 10, 2002 and did not hold shares of Board I funds during the calendar year ended December 31, 2002.

Clayton K. Yeutter,                 Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Chairman of the Board               Weyerhaeuser Corp. (since 1999) and Danielson Holding Corp. (since 2002);
of Directors (since 2003),          formerly a director of Caterpillar, Inc. (1993-December 2002). Oversees 25
Director (since 1991)               portfolios in the OppenheimerFunds complex.
Age: 72

Robert G. Galli,                    A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1996)               OppenheimerFunds complex.
Age: 70

Phillip A. Griffiths,               A director (since 1991) of the Institute for Advanced Study, Princeton, N.J., a
Director (since 1999)               director (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward
Age: 65                             Academy, a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of
                                    Arts and Sciences (since 1995), American Philosophical Society (since 1996) and
                                    Council on Foreign Relations (since 2002). Formerly a director of Bankers Trust
                                    New York Corporation (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

Joel W. Motley,                     Director (since 2002) Columbia Equity Financial Corp. (privately-held financial
Director (since 2002)               adviser); Managing Director (since 2002) Carmona Motley, Inc. (privately-held
Age: 51                             financial adviser); Formerly he held the following positions: Managing Director
                                    (January 1998-December 2001), Carmona Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992-December 1997), Carmona
                                    Motley & Co. (privately-held financial adviser). Oversees 25 portfolios in the
                                    OppenheimerFunds complex.

Kenneth A. Randall,                 A director of Dominion Resources, Inc. (electric utility holding company) and
Director (since 1985)               Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 76                             Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                    Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                    American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                    Company. Oversees 25 portfolios in the OppenheimerFunds complex.

Edward V. Regan,                    President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Director (since 1993)               director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 73                             and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                    Chairman of Municipal Assistance Corporation for the City of New York, New York
                                    State Comptroller and Trustee of New York State and Local Retirement Fund.
                                    Oversees 25 investment companies in the OppenheimerFunds complex.





33 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------


Russell S. Reynolds, Jr.,           Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Director (since 1989)               governance consulting and executive recruiting); a life trustee of International
Age: 71                             House (non-profit educational organization), and a trustee (since 1996) of the
                                    Greenwich Historical Society. Oversees 25 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,                    Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the                (January 1969-August 1999) of the Manager. Oversees 25 portfolios in the
Board of Directors,                 OppenheimerFunds complex.
Director (since 1985)
Age: 77


------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR                 The address of Mr. Murphy in the chart below is Two World Financial Center, 225
AND OFFICER                         Liberty St., New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.




John V. Murphy,                     Chairman, Chief Executive Officer and director (since June 2001) and President
President and Director,             (since September 2000) of the Manager; President and a director or trustee of
Director (since 2001)               other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                             Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                    Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                    Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                    (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                    Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                    of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                    OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                    Corporation (since November 2001), HarbourView Asset Management Corporation and
                                    OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                    2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                    Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                    and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                                    Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                    Insurance Company (the Manager's parent company); a director (since June 1995)
                                    of DLB Acquisition Corporation (a holding company that owns the shares of David
                                    L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                    2000-June 2001) of the Manager; President and trustee (November 1999-November
                                    2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                    Insurance Company; President, Chief Executive Officer and director (September
                                    1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                    1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                    wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as
                                    Trustee/Officer and 10 portfolios as Officer in the OppenheimerFunds complex.






34 | OPPENHEIMER VALUE FUND

------------------------------------------------------------------------------------------------------------------------
OFFICERS                            The address of the Officers in the chart below is as follows: for Messrs. Leavy and
                                    Zack, Two World Financial Center, 225 Liberty St., New York, NY 10281-1008, for Mr.
                                    Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Christopher Leavy,                  Senior Vice President (since September 2000) of the Manager; prior to joining
Vice President (since 2000)         the Manager in September 2000, he was a portfolio manager of Morgan Stanley Dean
Age: 32                             Witter Investment Management (from 1997) prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995). An officer of 5 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                    Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)              (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                             Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                    Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                    Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                    OppenheimerFunds plc (since May 2000) and OFI Institutional Asset Management,
                                    Inc. (since November 2000) (offshore fund management subsidiaries of the
                                    Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                    Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                    (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
                                    Program (since April 2000); formerly Principal and Chief Operating Officer
                                    (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                    officer of 82 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                     Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)              of the Manager; General Counsel and a director (since November 2001) of
Age: 55                             OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                    (since November 2001) of HarbourView Asset Management Corporation; Vice
                                    President and a director (since November 2000) of Oppenheimer Partnership
                                    Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                    November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                    Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                    Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                    Centennial Asset Management Corporation; a director (since November 2001) of
                                    Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                    (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                    (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                    November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                    (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                    2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                    1985-November 2001), Shareholder Financial Services, Inc. (November
                                    1989-November 2001); OppenheimerFunds International Ltd. and OppenheimerFunds
                                    plc (October 1997-November 2001). An officer of 82 portfolios in the
                                    OppenheimerFunds complex.







The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.


35 | OPPENHEIMER VALUE FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

                  The Board of Directors of the Fund has determined that Edward
V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)